UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2019

Civista Bancshares, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	001-36192	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CIVB	NASDAQ Capital Market
Preferred	CIVBP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On October 23, 2019, Civista Bancshares, Inc. announced that it will redeem all of its issued and outstanding 6.50% Noncumulative Redeemable Convertible Perpetual Preferred Shares, Series B and the corresponding depositary shares, each representing a 1/40th ownership interest in a Series B Preferred Share (the “Depositary Shares”). A copy of the press release announcing the redemption is attached hereto as Exhibit 99.1.

All outstanding Depositary Shares will be redeemed on December 20, 2019 (the “Redemption Date”) at a redemption price of $25.00 per Depositary Share (the “Redemption Price”). As of September 30, 2019, a total of 395,929 Depositary Shares were issued and outstanding. The Depositary Shares are currently traded on the NASDAQ Capital Market under the symbol “CIVBP” (CUSIP No. 178867206).

On December 16, 2019, a dividend in the amount of $0.40625 per Depositary Share will be paid in cash to holders of record as of the close of business on November 26, 2019. Unless Civista defaults in the payment of the Redemption Price, no further dividends will be declared or paid on the Depositary Shares on or after the Redemption Date and all rights with respect to the Depositary Shares will cease and terminate, except for the right of holders to receive payment of the Redemption Price, without interest.

In lieu of redemption, at any time prior to 5:00 p.m. (EDT) on December 19, 2019, holders of Depositary Shares may convert any or all of their Depositary Shares into Common Shares of Civista. Holders electing to convert their Depositary Shares are entitled to receive 3.196931 Common Shares for each Depositary Share, together with the cash payable with respect to any fractional shares.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release of Civista Bancshares, Inc. announcing redemption of Depositary Shares Representing Interests in its Series B Preferred Shares

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Civista Bancshares, Inc.
(Registrant)

Date: October 23, 2019	/s/ Todd A. Michel
Todd A. Michel,
Senior Vice President & Controller